UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09333

Oppenheimer Main Street Mid Cap Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 3/31/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Shares	Value
Common Stocks—97.9%
Consumer Discretionary—10.8%
Auto Components—1.3%
Adient plc	253,882	$18,449,605
Visteon Corp.[1]	206,450	20,221,777
		38,671,382
Hotels, Restaurants & Leisure—1.8%
Cedar Fair LP2	310,354	21,045,105
Norwegian Cruise Line Holdings Ltd.[1]	709,790	36,007,646
		57,052,751
Household Durables—1.9%
Mohawk Industries, Inc.[1]	111,400	25,565,186
Newell Brands, Inc.	698,740	32,959,566
		58,524,752
Media—1.5%
IMAX Corp.[1]	1,335,543	45,408,462
Specialty Retail—2.6%
AutoZone, Inc.[1]	21,400	15,473,270
Burlington Stores, Inc.[1]	401,830	39,094,041
Sally Beauty Holdings, Inc.[1]	1,311,670	26,810,535
		81,377,846
Textiles, Apparel & Luxury Goods—1.7%
Hanesbrands, Inc.	2,456,590	50,998,808
Consumer Staples—9.1%
Beverages—3.7%
Coca-Cola European Partners plc	1,476,220	55,638,732
Molson Coors Brewing Co., Cl. B	602,171	57,633,786
		113,272,518
Food & Staples Retailing—0.5%
Kroger Co. (The)	535,150	15,781,574
Food Products—2.7%
Pilgrim’s Pride Corp.	1,290,590	29,044,728
Pinnacle Foods, Inc.	940,322	54,416,434
		83,461,162
Household Products—2.2%
HRG Group, Inc.[1]	965,520	18,653,846
Spectrum Brands Holdings, Inc.	345,899	48,083,420
		66,737,266

	Shares	Value
Energy—6.4%
Oil, Gas & Consumable Fuels—6.4%
HollyFrontier Corp.	2,233,996	$63,311,447
Magellan Midstream Partners LP2	382,229	29,397,232
Noble Energy, Inc.	1,750,677	60,118,248
Shell Midstream Partners LP2	1,363,958	43,960,366
		196,787,293
Financials—14.7%
Capital Markets—1.2%
Intercontinental Exchange, Inc.	635,800	38,065,346
Commercial Banks—3.3%
East West Bancorp, Inc.	772,910	39,889,885
First Horizon National Corp.	944,720	17,477,320
Signature Bank (New York)[1]	289,370	42,939,614
		100,306,819
Consumer Finance—2.1%
Synchrony Financial	1,862,860	63,896,098
Insurance—3.2%
FNF Group	746,210	29,057,417
Lincoln National Corp.	442,729	28,976,613
Progressive Corp. (The)	406,590	15,930,196
XL Group Ltd.	611,310	24,366,817
		98,331,043
Real Estate Investment Trusts (REITs)—4.9%
AGNC Investment Corp.	1,598,994	31,803,991
CubeSmart	1,090,423	28,307,381
Lamar Advertising Co., Cl. A	408,460	30,528,300
Mid-America Apartment Communities, Inc.	411,439	41,859,804
Outfront Media, Inc.	693,187	18,404,115
		150,903,591
Health Care—10.0%
Biotechnology—2.0%
Alexion Pharmaceuticals, Inc.[1]	96,710	11,725,121

1        OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Biotechnology (Continued)
BioMarin Pharmaceutical, Inc.[1]	248,030	$21,772,073
Incyte Corp.[1]	156,510	20,920,692
TESARO, Inc.[1]	49,300	7,585,791
		62,003,677
Health Care Equipment & Supplies—2.6%
Boston Scientific Corp.[1]	1,436,480	35,725,257
Edwards Lifesciences Corp.[1]	289,039	27,189,899
NuVasive, Inc.[1]	215,620	16,102,502
		79,017,658
Health Care Providers & Services—4.1%
Centene Corp.[1]	420,139	29,939,105
Humana, Inc.	190,520	39,273,793
Laboratory Corp. of America Holdings[1]	403,730	57,923,143
		127,136,041
Life Sciences Tools & Services—1.3%
Agilent Technologies, Inc.	723,590	38,256,203
Industrials—17.9%
Aerospace & Defense—4.1%
L3 Technologies, Inc.	480,490	79,420,192
Spirit AeroSystems Holdings, Inc., Cl. A	790,270	45,772,439
		125,192,631
Airlines—2.2%
Spirit Airlines, Inc.[1]	1,250,972	66,389,084
Commercial Services & Supplies—4.4%
Johnson Controls International plc	1,448,644	61,016,885
KAR Auction Services, Inc.	822,950	35,938,227
Waste Connections, Inc.	424,729	37,469,592
		134,424,704
Construction & Engineering—0.7%
AECOM[1]	595,450	21,192,066
Machinery—2.8%
Stanley Black & Decker, Inc.	353,110	46,917,726
Wabtec Corp.	300,000	23,400,000
Xylem, Inc.	308,760	15,505,927
		85,823,653

	Shares	Value
Professional Services—0.7%
Nielsen Holdings plc	523,479	$21,624,917
Road & Rail—3.0%
Canadian Pacific Railway Ltd.	199,660	29,334,047
Genesee & Wyoming, Inc., Cl. A1	927,030	62,908,256
		92,242,303
Information Technology—16.3%
Communications Equipment—1.1%
Palo Alto Networks, Inc.[1]	303,360	34,182,604
IT Services—5.2%
Amdocs Ltd.	384,625	23,458,279
Conduent, Inc.[1]	2,946,610	49,444,116
Total System Services, Inc.	1,634,340	87,371,816
		160,274,211
Semiconductors & Semiconductor Equipment—3.5%
Applied Materials, Inc.	665,891	25,903,160
Maxim Integrated Products, Inc.	574,540	25,831,318
Microchip Technology, Inc.	769,720	56,789,942
		108,524,420
Software—4.8%
Autodesk, Inc.[1]	179,270	15,501,477
Citrix Systems, Inc.[1]	377,520	31,481,393
Fortinet, Inc.[1]	603,111	23,129,307
Guidewire Software, Inc.[1]	478,682	26,964,157
PTC, Inc.[1]	462,854	24,322,978
Snap, Inc., Cl. A1	460,210	10,368,531
Splunk, Inc.[1]	243,880	15,191,285
		146,959,128
Technology Hardware, Storage & Peripherals—1.7%
Western Digital Corp.	616,502	50,879,910

Materials—5.3%
Chemicals—3.5%
Eastman Chemical Co.	1,020,680	82,470,944

2 OPPENHEIMER MAIN STREET MID CAP FUND

	Shares	Value
Chemicals (Continued)
Sherwin-Williams Co. (The)	82,560	$25,609,287
		108,080,231
Containers & Packaging—0.9%
Sealed Air Corp.	618,080	26,935,926
Metals & Mining—0.9%
Franco-Nevada Corp.	397,500	26,040,225
Telecommunication Services—1.8%
Diversified Telecommunication Services—1.3%
Zayo Group Holdings, Inc.[1]	1,215,826	40,000,676

Wireless Telecommunication Services—0.5%
T-Mobile US, Inc.[1]	251,180	16,223,716
Utilities—5.6%
Electric Utilities—3.9%
Avangrid, Inc.	845,010	36,115,728
OGE Energy Corp.	1,280,640	44,796,787

	Shares	Value
Electric Utilities (Continued)
PG&E Corp.	571,690	$37,937,348
		118,849,863
Gas Utilities—1.7%
AmeriGas Partners LP2	1,112,274	52,376,983
Total Common Stocks (Cost $2,562,030,203)		3,002,207,541
Investment Company—1.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[3,4] (Cost $36,215,074)	36,215,074	36,215,074
Total Investments,at Value (Cost $2,598,245,277)	99.1%	3,038,422,615
Net Other Assets (Liabilities)	0.9	26,933,556

Net Assets	100.0%	$3,065,356,171

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares June 30, 2016	Gross Additions	Gross Reductions	Shares March 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	53,724,761	844,804,200	862,313,887	36,215,074

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$36,215,074	$ 252,102

a.	Prior to September 28, 2016 this fund was named Oppenheimer Institutional Money Market Fund.

3        OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Main Street Mid Cap Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

4        OPPENHEIMER MAIN STREET MID CAP FUND

2. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker

5        OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$332,034,001	$—	$—	$332,034,001
Consumer Staples	279,252,520	—	—	279,252,520
Energy	196,787,293	—	—	196,787,293
Financials	451,502,897	—	—	451,502,897
Health Care	306,413,579	—	—	306,413,579
Industrials	546,889,358	—	—	546,889,358
Information Technology	500,820,273	—	—	500,820,273
Materials	161,056,382	—	—	161,056,382
Telecommunication Services	56,224,392	—	—	56,224,392

6        OPPENHEIMER MAIN STREET MID CAP FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Utilities	$171,226,846	$—	$—	$171,226,846
Investment Company	36,215,074	—	—	36,215,074

Total Assets	$3,038,422,615	$—	$—	$3,038,422,615

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute

7        OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their

8        OPPENHEIMER MAIN STREET MID CAP FUND

4. Market Risk Factors (Continued)

value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,632,533,409

Gross unrealized appreciation	$454,111,950
Gross unrealized depreciation	(48,222,744)

Net unrealized appreciation	$405,889,206

9        OPPENHEIMER MAIN STREET MID CAP FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Mid Cap Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/15/2017